UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2023

Enact Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40399	46-1579166
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

8325 Six Forks Road
Raleigh, North Carolina 27615
(919) 846-4100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ACT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2023, the Board of Directors (the “Board”) of Enact Holdings, Inc., a Delaware Corporation (the “Corporation” or “Enact”), appointed Jerome T. Upton to serve as a Director for a term expiring at the 2023 Annual Meeting of Stockholders. The Board also appointed Mr. Upton to serve on the Board’s Risk Committee.
Effective March 1, 2023, Mr. Upton was appointed the Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) for Genworth Financial, Inc. (“Genworth”) (NYSE: GNW). From April 2022 through February of 2023, Mr. Upton served as the Senior Vice President, Deputy Chief Financial Officer, and Controller (Principal Accounting Officer) for Genworth. From June 2010 to April 2022, Mr. Upton served as a Vice President of Genworth (during which time he also served as Deputy CFO from August 2020 to April 2022, as interim CFO of Genworth’s U.S. Life Insurance segment from August 2019 to August 2020, as the Chief Financial and Operations Officer of Genworth’s Global Mortgage Insurance businesses from May 2012 to August 2019, and Senior Vice President and Chief Operating Officer of the international mortgage insurance businesses of Genworth from June 2010 to May 2012). Prior to joining Genworth’s predecessor in 1998, Mr. Upton was with KPMG Peat Marwick, where he served in accounting positions of increasing authority before attaining the position of Senior Manager – Insurance. Prior thereto, Mr. Upton was the Controller and Director of Financial Reporting for Century American Insurance Company and obtained the status of Certified Public Accountant. Mr. Upton received a Bachelor of Science Degree in Accounting from the University of North Carolina at Pembroke.

Item 7.01	Regulation FD Disclosure
On March 2, 2023, Enact issued a press release announcing the Board’s appointment of Mr. Upton. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.
The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by Enact under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number

99.1	Press Release dated March 2, 2023

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enact Holdings, Inc.

	By:	/s/ Hardin Dean Mitchell
		Name:	Hardin Dean Mitchell
		Title:	Executive Vice President, Chief Financial Officer and Treasurer
Dated: March 2, 2023

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